EXHIBIT A

      The parties have mutually agreed to the following PRODUCT pricing and minimum unit purchase order quantities:

Packaged Product (Packaged by AAI)        Bottles of ***
----------------                          --------------

Minimum Unit Purchase Order Quantity      ***

Cost per Bottle*                          ***
                                          ==============

Bulk Product                              Capsules
------------                              --------

Minimum Unit Purchase Order Quantity      ***

Cost per Capsule*                         ***
                                          ==============

*These costs exclude the following items:

1.    Cost of acquiring the active ingredient.
2.    Cost of shipping.


Applied Analytical Industries, Inc.       CollaGenex, Inc.

/s/ (illegible)                           /s/ Nancy C. Broadbent
----------------------------------        ----------------------
Authorized Officer                        Authorized Officer

Date:4-23-97                              Date: 6/15/98
     ----------------------------              -----------------


*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A

      The parties have mutually agreed to the following PRODUCT pricing and minimum unit purchase order quantities:

Packaged Product (Packaged by PCI)              Bottles of ***
----------------                                --------------

Minimum Unit Purchase Order Quantity            ***

Cost per Bottle*                                ***
                                                ==============

Bulk Product                                    Capsules
------------                                    --------------

Minimum Unit Purchase Order Quantity            ***

Cost per Capsule*                               ***
                                                ==============

*These costs exclude the following items:

1.    Cost of acquiring the active ingredient.
2.    Cost of shipping.


Applied Analytical Industries, Inc.       CollaGenex, Inc.

/s/ (illegible)                           /s/ Nancy C. Broadbent
----------------------------------        ----------------------
Authorized Officer                        Authorized Officer

Date:4-23-97                              Date: 6/15/98
     ----------------------------              -----------------

*** Confidential information has been omitted and filed separately with the Securities and Exchange Commission.